                                                                      EXHIBIT 17

                                 POWER OF ATTORNEY


    The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint ROSS D. FRIEND and ELIZABETH E. ARTHUR, and each of them, singularly, attorneys-in-fact of the undersigned with full power to each of them to sign for and in the name of the undersigned in the capacities indicated below (a) Post-Effective Amendment No. 40 to the Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and Amendment No. 20 to the Registration Statement under the Investment Company Act of 1940, as amended (the "1940 Act"), on Form N-3 (1933 Act File No. 2-38502 and 1940 Act File No. 811-2110)
of Franklin Life Variable Annuity Fund B of The Franklin Life Insurance Company ("The Franklin") and (b) any and all amendments (including further Post-Effective Amendments and Amendments) thereto, and to give any certification which may be required in connection therewith pursuant to Rule 485 under the 1933 Act.

         Signature                       Title                      Date
         ---------                       -----                      ----
 /s/ Elizabeth E. Arthur
--------------------------
     Elizabeth E. Arthur    Secretary, Board of Managers       February 13, 1998
                            of the Fund

 /s/ Earl W. Baucom
--------------------------
      Earl W. Baucom        Senior Vice President, Chief       January 13, 1998
                            Financial Officer, Treasurer
                            (principal financial officer
                            and principal accounting
                            officer) and Director of The
                            Franklin

 /s/ Robert M. Beuerlein
--------------------------
     Robert  M. Beuerlein   Senior  Vice President --          January 14, 1998
                            Actuarial and Director of The
                            Franklin

 /s/ Brady W. Creel
--------------------------
       Brady W. Creel       Senior Vice President and          January 14, 1998
                            Chief Marketing Officer and
                            Director of The Franklin

--------------------------
 James S. D'Agostino        Vice Chairman and Director of        ________, 1998
                            The Franklin

--------------------------
     Robert M. Devlin       Senior Chairman and Director         ________, 1998
                            of The Franklin

 /s/ Ross D. Friend
--------------------------
       Ross D. Friend       Senior Vice President, General     January 19, 1998
                            Counsel and Assistant
                            Secretary of The Franklin


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

         Signature                       Title                      Date
         ---------                       -----                      ----
 /s/ Clifford L. Greenwalt  Member, Board of Managers of       January 22, 1998
--------------------------  the Fund
     Clifford L. Greenwalt

--------------------------
    Rodney O. Martin, Jr.        Director of The Franlin           ______, 1998

--------------------------
       Jon P. Newton        Vice Chairman and Director of          ______, 1998
                            The Franklin

 /s/ Gary D. Reddick
--------------------------
      Gary D. Reddick       Vice Chairman and Director of      January 23, 1998
                            The Franklin

 /s/ William A. Simpson
--------------------------
    William A. Simpson      Chairman of the Board, Chief       January 19, 1998
                            Executive Officer and President
                            (principal executive officer)
                            of The Franklin

/s/ Robert C. Spencer
--------------------------
    Robert C. Spencer       Member, Board of Managers of       January 19, 1998
                            the Fund

 /s/ Robert G. Spencer
--------------------------
     Robert G. Spencer      Chairman, Board of Managers of     January 19, 1998
                            the Fund

 /s/ Peter V. Tuters
--------------------------
      Peter V. Tuters       Vice President, Chief              February 9, 1998
                            Investment Officer and Director
                            of The Franklin

 /s/ James W. Voth
--------------------------
       James W. Voth        Member, Board of Managers of       January 19, 1998
                            the Fund

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